UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22135

Academy Funds Trust
(Exact name of registrant as specified in charter)

123 South Broad Street
Philadelphia, PA 19109
(Address of principal executive offices) (Zip code)

Jonathan Kopcsik
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
(Name and address of agent for service)

215-979-3754
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2013

Date of reporting period:  December 31, 2013

Item 1. Reports to Stockholders.

ANNUAL REPORT

INNOVATOR
MATRIX INCOME® FUND
ClassA(IMIFX)
ClassI(IMIIX)

December 31, 2013

ACADEMY FUNDS TRUST

ACADEMY FUNDS TRUST

Dear shareholders,

This was one of the most challenging years imaginable for income-oriented investment portfolios and we are pleased with how the Innovator Matrix Income® Fund navigated it.

As we reported to shareholders earlier in the year, a massive backup in bond rates occurred late in the second quarter as the markets and media speculated about the timing of the U.S. Federal Reserve’s implementation of its intended “tapering” (reduction in its ongoing purchases of bonds).  This caused a watershed reappraisal by the markets of the long-term prospects for traditional fixed income investments.  If bond rates were to have reached generational lows and could be anticipated to rise gradually over the coming decades, then capital losses could be part of bond investors’ future for years to come.  Against this carnage in the bond markets, we were pleased to offer an alternative approach providing income through a balanced portfolio of pass-through securities with the ability to prosper even in a reflationary economic environment when bonds may not.

The opening quarter of the 2013 began with a dramatic announcement that the “Fiscal Cliff” of expiring tax cuts and major government spending restraints would be ameliorated by a modest tax increase and postponement of major cuts.  This was greeted in the market as positive for the economy and an enormous relief for economically sensitive securities in the portfolio.  In addition, it relieved apparent market concern that a reform of the corporate tax code would adversely affect securities types which are currently exempt from federal corporate income tax.  We believe that interest in these income producing securities may also have been bolstered by concerns expressed by many investment analysts that bond rates were at historic lows and could only rise.

The investment story of the second quarter was the dramatic collapse of the U.S. bond market, prompted by the tale of the “taper” of bond purchases by the U.S. Federal Reserve as told by its then Chairman Ben Bernanke.  Continuing the strong momentum from the first quarter, virtually all assets – the Innovator Matrix Income® Fund included – continued upward through April and peaked early in May.  A harbinger of what was to come came in Bernanke’s Congressional testimony on May 22, in which he alluded to the likelihood that the Fed would “taper” the pace of its aggressive purchases of bonds, or quantitative easing, which have had the effect of providing surplus cash to asset markets and bolstering asset prices.  The pivot point of this dynamic came on June 19, when Bernanke—following a regularly scheduled major Fed meeting—described in detail the likely timing (contingent upon continued strong economic activity) for the gradual decline of bond purchases.  Although little in this speech was different from prior Fed statements, its prominence and explicit nature were apparently enough to frighten a significant element of bondholders who were speculating that Fed support for this market would be even more expansive.

Although we believed only a modest portion of the Fund’s portfolio stood to be adversely affected on a fundamental basis by these developments, the sudden increase in interest rates served to draw money from almost all asset classes, which declined sharply in this period.  As is our style, we used this opportunity to reduce holdings we felt likely to be adversely affected long term—such as mortgage real estate investment trusts

ACADEMY FUNDS TRUST

(REITs) and closed-end funds investing in emerging market debt—and increase holdings in areas we thought most likely to benefit (and which were also depressed), such as equity REITs, business development companies, and private equity partnerships.

We believe the third quarter’s investment dynamic had little to do with the real economy—which continued to grow slowly and ever so gradually increase employment—but everything to do with high-level political actions or inaction as they were perceived to affect monetary liquidity and financial markets.  Through this period, markets backed and filled while re-evaluating their reaction to the “taper” announcement.  Actual growth figures remained tepid and somewhat short of the levels the Fed expected, while Fed officials often appeared in public statements to be attempting to talk the markets out of their initial interpretation of the June announcement.  This drama came to an apparent halt when at its September meeting the central bank announced that it would not taper at that time!  That turned the page to the next policy crisis, the government shutdown that began September 30, which we believe was recessionary in its impact and further reduced the likelihood of any near-term backup in bond rates.

The overall effect of these events on the Innovator Matrix Income portfolio was modest, as the Fund produced a small positive return in the third quarter.  During this period we continued to reduce our exposure to bond related securities such as agency mortgage REITs, while adding income securities that should benefit from the faster pace of growth, including a refiner, a shipping firm and two other REITs, one focused on retail and the other on short maturity, resettable rate mortgages.

In the fourth quarter, as the government shutdown came to a conclusion in mid-October, depressed sentiment appeared to lift, leaving market participants to respond to generally good economic news and continued liquidity in the securities markets.  Within the Fund portfolio the largest gainers during the quarter, not surprisingly, were the securities of enterprises whose fortunes were most strongly aligned with the improving economy: shippers, pipelines, refiners, and private equity partnerships, all of which were well represented in the portfolio and which had been added to during mid-year adjustments.

As of year-end, one of the two greatest concentrations in the Fund was in high-yielding security types which in our judgment would benefit from moderate growth in the U.S. economy, accompanied by modest inflation. These securities included closed-end high-yield corporate bond funds; closed-end funds focused on preferred securities; master limited partnerships (MLPs) operating energy pipelines, tankers, and refineries; private equity partnerships; and a few very high-yielding common stocks in industries such as telecommunications and shipping.

The other major concentration in the Fund was in securities which we anticipate would benefit from growth in the economy accompanied by higher commodity and asset prices. We believe that while inflation measured by the Consumer Price Index is likely to be well contained, we may witness higher prices for some basic commodities due to growth in emerging economies, as well as increased values in a number of areas of the U.S. real estate market.  Accordingly, the portfolio holds significant positions in securities which have traditionally benefitted from these trends, such as royalty trusts

ACADEMY FUNDS TRUST

and MLPs producing oil, gas, and coal; equity REITs serving health care, retail, entertainment, and hospitality industries; and closed-end funds which own the debt of emerging market governments and companies.

The third largest portion of the portfolio consists of securities which may benefit from higher short-term interest rates (while taking some credit risk). Holdings in this sector include a closed-end fund holding bank loans; a mortgage REIT focused on resettable rate mortgages; and business development companies whose loan books are concentrated in loans to middle market companies whose rates reset based on short-term benchmarks.  Although we have no expectation that the Federal Reserve will raise short-term interest rates any time soon, we do believe based on recent statements by our central bank that we will see greater opportunities and representation in this sector as we move forward.

The smallest component of the portfolio consists of holdings of securities which have high yields and which are sustainable in our estimation even if the U.S. economy slows. This portion of the portfolio consists of mortgage REITs holding residential and commercial mortgages.  Due to the gradually declining attractiveness of bonds on a long-term basis, our allocation to this sector has been declining for over a year.  For the foreseeable future, we expect to maintain a very low allocation to this quadrant, focusing only on opportunistic or special situations.

Long-term shareholders will remember, however, that we continuously emphasize that the overall balance of the Fund is more important than our shorter-term emphasis on any particular sector. This broad exposure across high-income exchange-traded securities is intended to provide consistent income at the portfolio level which can be maintained within the broadest possible range of economic scenarios.

Looking ahead to 2014, we see no apparent reason to dispute the consensus outlook for moderate and sustained growth with low inflation—this may be an ideal environment for securities which have the ability to benefit from a better economy, much like the bulk of the securities in our current portfolio.  The fiscal situation in Washington appears to be moving toward a series of compromises which, while dull, will allow securities markets to react to economic fundamentals.  Monetary policy supportive of markets, while receding ever so gradually, remains a benign factor apart from its impact on the bond market.  The growth outlook outside the U. S., while modest, appears to have moved past the threat of financial collapse.  While there is always the threat of a surprise, we believe the breadth of the portfolio’s investments positions the Fund well for worst case outcomes from unforeseen developments.

Although our strategy has relatively low turnover, we would close by noting that it is actively managed at all times.  Should fundamental conditions materially change, we will adjust the portfolio to target a continuation of high levels of income while seeking to minimize any significant long-term risk to principal. In addition to monitoring economic conditions and the sectoral concentrations in the Fund, our research program is constantly reviewing individual holdings and possible alternatives. We are prepared at any time to substitute fresh individual ideas for existing holdings whenever their risk/reward opportunity appears more attractive.

ACADEMY FUNDS TRUST

While no guarantees are ever possible in any investment management endeavor, be assured that the main objective of our portfolio discipline is to target current income and, as a secondary objective, long-term capital appreciation – regardless of the economic scenario.

Thank you for your interest in the Innovator Matrix Income® Fund.

Sincerely,

Steven Carhart
Portfolio Manager

The Fund may not receive the same tax benefits of a direct investment in an MLP. Any tax or legal advice provided is not an exhaustive interpretation of some of the current income tax regulations. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the fund nor any of its representatives may give legal or tax advice.

Past performance does not guarantee future results.

Mutual Fund investing involves risk.  Principal loss is possible.  Along with general market risks, investors should also note that the Innovator Matrix Income® Fund is classified as non-diversified and may be more volatile than diversified funds that hold a greater number of securities.  Additionally, it may invest in securities that have additional risks.  Foreign companies can be more volatile, less liquid, and subject to the risk of currency fluctuations.  Small and mid-cap companies can have limited liquidity and greater volatility than large-cap companies.  Debt securities will typically decrease in value when interest rates rise.  This risk is usually greater for longer term debt securities.  Lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  Closed-end funds and Business Development Companies (BDCs) are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of their shares may trade at a discount to their net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange on which they trade, which may impact their ability to sell shares.  Additionally, they may employ leverage which can increase volatility.  BDCs may invest in smaller companies and may therefore carry risks similar to those of private equity or venture capital funds.  Closed-end funds, BDCs, and exchange-traded funds may experience many of the same risks associated with individual securities.  Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership.  There are also certain tax risks associated with an investment in units of master limited partnerships.  The Fund may not receive the same tax treatment as a direct investment in a master limited partnership.  The Fund may have concentrations in REITs and real estate securities with additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.  Royalty trusts are subject to additional risks such as: cash-flow fluctuations and revenue decreases due to a sustained decline in demand for crude oil, natural gas and refined petroleum products, risks related to economic conditions, higher taxes or other regulatory actions that increase costs for royalty trusts.

Diversification does not assure a profit or protect against loss in a declining market.

Opinions expressed are those of the Advisor.  The above discussion is not intended to be a forecast of future events, a guarantee of future results and should not be considered a recommendation to buy or sell any security.

The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services.  Changes in the CPI are used to assess price changes associated with the cost of living.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Must be preceded or accompanied by a prospectus.

Academy Funds are distributed by Quasar Distributors, LLC.

ACADEMY FUNDS TRUST

Index Comparison

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Matrix Income® Fund – Class A from its inception (January 31, 2012) to December 31, 2013 as compared with the S&P 500® Total Return Index and Barclays U.S. Aggregate Bond Index.

Innovator Matrix Income® Fund – Class A
Growth of a Hypothetical $10,000 Investment at December 31, 2013 vs.
S&P 500® Total Return Index and Barclays U.S. Aggregate Bond Index

	Average Annual Total Returns
	For the periods ended December 31, 2013
				Since
	Three	Six	Twelve	Inception
	Month	Month	Month	(Annualized)
Innovator Matrix Income® Fund*
Class A: Without sales load	4.24%	5.17%	10.39%	6.10%
Class A: With sales load	-1.73%	-0.88%	4.03%	2.87%
S&P 500® Total Return Index	10.51%	16.31%	32.39%	22.24%
Barclays U.S. Aggregate Bond Index	-0.14%	0.43%	-2.02%	0.63%

*
The Innovator Matrix Income® Fund launched an I Class on April 2, 2013. The cumulative return since inception for the I Class was 2.19%. Over the same period, the return of the S&P 500® Total Return Index and Barclays U.S. Aggregate Bond Index was 19.61% and -1.95%, respectively.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-386-3890.

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Index Comparison (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Total return calculations reflect the effect of the Advisor's expense limitation agreement for the Fund.

Returns shown for the Fund and the S&P 500® Total Return Index include the reinvestment of all dividends, if any. The Barclays U.S. Aggregate Bond Index is a total return index which reflects the price changes and interest of each fixed income security in the index.

The S&P 500® Total Return Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Barclays Aggregate Bond Index is an unmanaged, capitalization-weighted index generally representative of the market for investment grade U.S. government and U.S. corporate debt securities.

The Fund's portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

ACADEMY FUNDS TRUST

Innovator Matrix Income® Fund
Investments by Security Type as of December 31, 2013
(as a Percentage of Total Investments)

ACADEMY FUNDS TRUST

Expense Example
For the Period Ended December 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) ongoing costs, including management fees, distribution and shareholder servicing (12b-1) fees, and other Fund expenses; and (2) transaction costs, including sales charges (loads) on purchase payments. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses paid during the period ended” to estimate the expenses you paid on your account during the period.

			Expenses paid
	Beginning	Ending	during the
	account value	account value	period ended*
Innovator Matrix Income® Fund
Class A	$1,000.00	$1,051.70	$6.98
Class I	$1,000.00	$1,053.70	$5.69

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).

ACADEMY FUNDS TRUST

Expense Example
For the Period Ended December 31, 2013 (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs could have been higher.

			Expenses paid
	Beginning	Ending	during the
	account value	account value	period ended*
Innovator Matrix Income® Fund
Class A	$1,000.00	$1,018.40	$6.87
Class I	$1,000.00	$1,019.66	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).

ACADEMY FUNDS TRUST

Innovator Matrix Income® Fund
Schedule of Investments – December 31, 2013

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS – 21.08%

Diversified – 4.93%
EPR Properties	89,637	$4,406,555
Whitestone REIT	72,289	966,504
		5,373,059

Health Care – 3.26%
Senior Housing Properties Trust	160,017	3,557,178

Hotels – 3.77%
Hospitality Properties Trust	152,297	4,116,588

Mortgage – 9.12%
American Capital Mortgage Investment Corp.	212,062	3,702,602
Apollo Commercial Real Estate Finance, Inc.	134,949	2,192,921
Capstead Mortgage Corp.	171,576	2,072,638
Invesco Mortgage Capital, Inc.	134,949	1,981,051
		9,949,212

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $26,089,110)		$22,996,037

COMMON STOCKS – 12.13%

Deep Sea, Coastal, and Great Lakes
Water Transportation – 1.94%
Ship Finance International Ltd.	129,159	$2,115,624

Petroleum and Coal Products Manufacturing – 2.20%
HollyFrontier Corp.	48,186	2,394,362

Support Activities for Mining – 3.88%
Seadrill Ltd.	103,146	4,237,238

Wired Telecommunications Carriers – 4.11%
Frontier Communications Corp.	964,864	4,486,618

TOTAL COMMON STOCKS
(Cost $12,531,752)		$13,233,842

The accompanying notes are an integral part of these financial statements.

ACADEMY FUNDS TRUST

Innovator Matrix Income® Fund
Schedule of Investments – December 31, 2013 (Continued)

	Shares	Value

MASTER LIMITED PARTNERSHIPS – 31.95%

Death Care Services – 2.25%
StoneMor Partners L.P.	96,392	$2,459,924

Deep Sea, Coastal, and Great Lakes
Water Transportation – 5.21%
Navios Maritime Partners L.P.	183,135	3,501,541
Teekay LNG Partners L.P.	51,081	2,181,670
		5,683,211

Oil and Gas Extraction – 3.91%
Vanguard Natural Resources, LLC	144,578	4,267,943

Other Financial Investment Activities – 7.36%
KKR & Co. L.P.	212,064	5,161,638
Och Ziff Capital Management Group	192,784	2,853,203
		8,014,841

Pesticide, Fertilizer, and Other Agricultural
Chemical Manufacturing – 2.12%
CVR Partners L.P.	140,738	2,316,547

Petroleum and Coal Products Manufacturing – 3.98%
CVR Refining L.P.	95,427	2,158,559
Northern Tier Energy LP	88,673	2,181,356
		4,339,915

Pipeline Transportation of Crude Oil – 2.66%
Nustar Energy L.P.	56,870	2,899,801

Pipeline Transportation of Natural Gas – 4.46%
Niska Gas Storage Partners, LLC	160,981	2,376,080
PVR Partners L.P.	92,910	2,492,775
		4,868,855

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $31,376,432)		$34,851,037

The accompanying notes are an integral part of these financial statements.

ACADEMY FUNDS TRUST

Innovator Matrix Income® Fund
Schedule of Investments – December 31, 2013 (Continued)

	Shares	Value

ROYALTY TRUSTS – 3.66%

Petroleum and Coal Products Manufacturing – 3.66%
BP Prudhoe Bay Royalty Trust	50,116	$3,990,737
TOTAL ROYALTY TRUSTS
(Cost $4,227,495)		$3,990,737

BUSINESS DEVELOPMENT COMPANIES – 9.44%

Closed-end Funds – 9.44%
Ares Capital Corp.	246,759	$4,384,907
Fifth Street Finance Corp.	195,679	1,810,031
Prospect Capital Corp.	366,289	4,109,763
TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $10,247,767)		$10,304,701

INVESTMENT COMPANIES – 17.57%

Closed-end Funds – 17.57%
Avenue Income Credit Strategies Fund	152,979	$2,689,371
Blackrock Corporate High Yield Fund V	148,343	1,805,334
First Trust Aberdeen Global Opportunity Fund	113,740	1,598,047
Morgan Stanley Emerging Markets Domestic Debt	337,370	4,392,557
Nuveen Diversified Currency Opportunities Fund	212,065	2,137,615
Nuveen Preferred Income Opportunities Fund	250,622	2,223,017
Stone Harbor Emerging Markets Income Fund	57,840	1,059,629
Western Asset Emerging Markets Income Fund	96,380	1,141,139
Western Asset Global High Income Fund	173,507	2,123,726
TOTAL INVESTMENT COMPANIES
(Cost $20,509,479)		$19,170,435

The accompanying notes are an integral part of these financial statements.

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Innovator Matrix Income® Fund
Schedule of Investments – December 31, 2013 (Continued)

	Shares	Value

SHORT TERM INVESTMENTS – 5.81%

Money Market Funds – 5.81%
Fidelity Government Portfolio, 0.01%	6,340,978	$6,340,978
TOTAL SHORT TERM INVESTMENTS
(Cost $6,340,978)		$6,340,978

Total Investments
(Cost $111,323,013) – 101.64%		110,887,767
Liabilities in Excess of Other Assets – (1.64)%		(1,789,927)
TOTAL NET ASSETS – 100.00%		$109,097,840

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

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Statement of Assets and Liabilities
December 31, 2013

Innovator
Matrix Income®
Fund
Assets:
Investments, at value *	$110,887,767
Receivable for fund shares sold	315,712
Dividends, interest and other receivables	598,992
Prepaid expenses	7,463
Total Assets	111,809,934

Liabilities:
Payable for investments purchased	2,176,812
Payable for fund shares redeemed	314,249
Distribution payable	9,305
Payable to Adviser	62,558
Payable to Trustees	3,000
Accrued 12b-1 fees – Class A	80,698
Accrued expenses and other liabilities	65,472
Total Liabilities	2,712,094
Net Assets	$109,097,840

Net Assets Consist of:
Capital stock	$110,486,257
Undistributed net investment loss	(162,224)
Accumulated net realized loss	(790,947)
Net unrealized depreciation on investments	(435,246)
Net Assets	$109,097,840

Class A:
Net Assets	104,097,111
Shares of beneficial interest outstanding
(unlimited shares without par value authorized)	5,134,734
Net asset value price per share	$20.27
Maximum offering price per share(1)	$21.51

Class I:
Net Assets	5,000,729
Shares of beneficial interest outstanding
(unlimited shares without par value authorized)	247,013
Net asset value price per share	$20.24
* Cost of investments	$111,323,013

(1)	Includes a sales load of 5.75% (see Note 7).

The accompanying notes are an integral part of these financial statements.

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Statement of Operations
For the Year Ended December 31, 2013

Innovator
Matrix Income®
Fund
Investment Income:
Dividends	$6,399,857
Interest	339
6,400,196
Expenses:
Investment advisory fee	995,322
Professional fees	68,690
Administration fee	79,748
Fund accounting fees	29,801
Transfer agent fees and expenses	39,778
12b-1 fees – Class A	247,368
Trustee fees and expenses	11,993
Printing and mailing expense	18,753
Custody fees	14,561
Insurance expense	5,855
Registration fees	35,382
Other expenses	9,022
Total expenses before expense limitation	1,556,273
Less: Advisory fees waived	(214,017)
Net expenses	1,342,256
Net Investment Income	5,057,940

Realized and Unrealized Gain/(Loss):
Net realized loss on investments	(596,767)
Net change in unrealized depreciation on investments	2,478,225
Net realized and unrealized gain on investments	1,881,458

Net Increase in Net Assets Resulting from Operations	$6,939,398

The accompanying notes are an integral part of these financial statements.

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Statement of Changes in Net Assets

	Innovator Matrix Income® Fund
		From January 31, 2012
	Year Ended	(Inception Date) to
	December 31, 2013	December 31, 2012
Operations:
Net investment income	$5,057,940	$3,734,042
Net realized loss on investments	(596,767)	(473,742)
Net change in unrealized
appreciation (depreciation) on investments	2,478,225	(2,913,471)
Net increase in net assets
resulting from operations	6,939,398	346,829

Dividends and distributions to shareholders:
Net investment income – Class A	(4,733,630)	(3,734,034)
Net investment income – Class I	(18,030)	—
Net realized gains – Class A	(228,699)	—
Net realized gains – Class I	(10,946)	—
Total dividends and distributions	(4,991,305)	(3,734,034)

Fund Share Transactions:

Class A Shares
Proceeds from shares sold	91,121,382	100,426,420
Shares issued to holders in
reinvestment of dividends	4,839,275	3,713,274
Cost of shares redeemed*	(69,728,489)	(24,868,886)
Net increase in net assets from
capital share transactions	26,232,168	79,270,808

Class I Shares
Proceeds from shares sold	5,005,000	—
Shares issued to holders in
reinvestment of dividends	28,976	—
Cost of shares redeemed	—	—
Net increase in net assets from
capital share transactions	5,033,976	—
Total increase in net assets	33,214,237	75,883,603

Net Assets:
Beginning of period	75,883,603	—
End of period**	$109,097,840	$75,883,603
* Net of redemption fees of	$14,927	$5,044
** Including undistributed net
investment loss of	$(162,224)	$—

The accompanying notes are an integral part of these financial statements.

ACADEMY FUNDS TRUST

Statement of Changes in Net Assets (Continued)

	Innovator Matrix Income® Fund
		From January 31, 2012
	Year Ended	(Inception Date) to
	December 31, 2013	December 31, 2012
Change in Shares Outstanding:

Class A
Shares sold	4,484,806	5,011,606
Shares issued to holders in
reinvestment of dividends	239,973	186,819
Shares redeemed	(3,526,025)	(1,262,445)
Net increase	1,198,754	3,935,980

Class I
Shares sold	245,582	—
Shares issued to holders in
reinvestment of dividends	1,431	—
Shares redeemed	—	—
Net increase	247,013	—

The accompanying notes are an integral part of these financial statements.

ACADEMY FUNDS TRUST

Innovator Matrix Income® Fund
Financial Highlights

CLASS A		From
		January 31, 2012
	Year Ended	(Inception Date) to
	December 31,	December 31,
	2013	2012
Per share operating performance
(For a share outstanding throughout each period)

Net asset value, beginning of period	$19.28	$20.00

Operations:
Net investment income/(loss)	1.02 (6)	1.02
Net realized and unrealized gain/(loss)	0.95	(0.72)
Total from investment operations	1.97	0.30

Dividends and distributions to shareholders:
Dividends from net investment income	(0.94)	(1.02)
Distributions from net realized gains	(0.04)	—
Total dividends and distributions	(0.98)	(1.02)

Change in net asset value for the period	0.99	(0.72)

Redemption fees per share	0.00 (3)	0.00	(3)

Net asset value, end of period	$20.27	$19.28

Total return(4)	10.39%	1.48	%(2)

Ratios/supplemental data
Net assets, end of period (000)	$104,097	$75,884
Ratio of net expenses to average net assets:
Before expense limitation arrangements(5)	1.57%	1.68	%(1)
After expense limitation arrangements(5)	1.35%	1.35	%(1)
Ratio of net investment income/(loss) to average net assets:
Before expense limitation arragements(5)	4.86%	6.05	%(1)
After expense limitation arragements(5)	5.08%	6.38	%(1)
Portfolio turnover rate	91%	46%

(1)	Annualized.
(2)	Since Inception (January 31, 2012).
(3)	Amount calculated is less than $0.005 per share.
(4)	The total return calculation does not reflect the sales load imposed on the purchase of shares(see Note 7).
(5)	Does not include expenses of investment companies in which the Fund invests.
(6)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

ACADEMY FUNDS TRUST

Innovator Matrix Income® Fund
Financial Highlights

CLASS I	From April 2, 2013
	(Inception Date) to
	December 31, 2013
Per share operating performance
(For a share outstanding throughout each period)

Net asset value, beginning of period	$20.57

Operations:
Net investment income/(loss)	0.79	(4)
Net realized and unrealized gain/(loss)	(0.37)
Total from investment operations	0.42

Dividends and distributions to shareholders:
Dividends from net investment income	(0.71)
Distributions from net realized gains	(0.04)
Total dividends and distributions	(0.75)

Change in net asset value for the period	(0.33)

Redemption fees per share	0.00

Net asset value, end of period	$20.24

Total return	2.19	%(3)

Ratios/supplemental data
Net assets, end of period (000)	$5,001
Ratio of net expenses to average net assets:
Before expense limitation arrangement(2)	1.32	%(1)
After expense limitation arrangement(2)	1.10	%(1)
Ratio of net investment income/(loss) to average net assets:
Before expense limitation arrangement(2)	4.94	%(1)
After expense limitation arrangement(2)	5.16	%(1)
Portfolio turnover rate	91%

(1)	Annualized.
(2)	Does not include expenses of investment companies in which the Fund invests.
(3)	Since Inception (April 2, 2013).
(4)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

ACADEMY FUNDS TRUST

Notes to Financial Statements

1.ORGANIZATION

Academy Funds Trust (the “Trust”) was organized under Delaware law as a Delaware statutory trust on October 17, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and classified as an open-end management investment company.  The Trust currently consists of one mutual fund:  the Innovator Matrix Income® Fund (the “Fund”), consisting of two classes; Class A which commenced operations on January 31, 2012 and Class I which commenced operations on April 2, 2013.  As noted in the Fund’s Class I prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders.  The Innovator Matrix Income® Fund seeks current income and long-term capital appreciation.

2.SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation:

Portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Fund’s pricing procedures.  Exchange traded options are valued using composite pricing.  If no sales are reported, the options will be valued by calculating the mean between the highest bid price and the lowest ask price across the exchanges where the option is traded.  Non-exchange traded options are valued at fair value using a mathematical model.  Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices.  Open-ended Mutual Funds are valued at that day’s NAV.  Money market instruments having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities.  Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by a method approved by the Board.  The Trust will also use the fair value of a foreign security at the time of calculating its NAV when events following the close of foreign markets on which the foreign security trades indicate that such closing

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

price does not reflect the foreign securities fair value.  The Trust concluded that a price determined under the Fund’s valuation procedures was not readily available if, among other things, the Trust believed that the value of the security might have been materially affected by an intervening significant event.  A significant event may be related to a single issuer, to an entire market sector, or to the entire market.  These events may include, among other things: issuer–specific events including rating agency action, earnings announcements and corporate actions, significant fluctuations in domestic or foreign markets, natural disasters, armed conflicts, and government actions.  In the event that the market quotations are not readily available, the fair value of such securities will be determined in good faith, taking into consideration: (i) fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold.  The members of the Trust shall continuously monitor for significant events that might necessitate the use of fair value procedures.

Use of Estimates:

In preparing financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from these estimates.

Federal Income Taxes:

The Fund intends to meet the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all net investment taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year end December 31, 2013.  The Fund is also not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

asset value per share.  For the period ended December 31, 2013 the Innovator Matrix Income® Fund decreased undistributed net investment income by $468,504, decreased paid in capital by $50,695 and decreased accumulated net realized loss by $519,199.

Distributions to Shareholders:

The Fund intends to declare and distribute its net investment income, if any, as dividends monthly.  Distributions of net realized capital gains, if any, will be declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.

Guarantees and Indemnifications:

In the normal course of business, the Trust may enter into a contract with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims against the Trust that have not yet occurred. Based on experience, the Trust expects the risk of loss to be remote.

Other:

Investment transactions are recorded on the trade date.  The Trust determines the gain or loss realized from investment transactions on the basis of identified cost.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Distributions received from the Fund’s investment in master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and royalty trusts are comprised of ordinary income, capital gains and return of capital.  For financial statement purposes, the Fund uses estimates to characterize these distributions received as return of capital, capital gains or ordinary income.  Such estimates are based on historical information available from each MLP, REIT or royalty trust and other industry sources.  These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.  The distributions received from MLP, REIT and royalty trust securities that have been classified as income and capital gains are included in dividend income and Net Realized Loss on Investments, respectively, on the Statement of Operations.  The distributions received that are classified as return of capital reduce the cost of investments on the Statement of Assets and Liabilities.

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

There were no transfers between Levels 1 and 2 during the period.  Transfers between levels are recognized at the end of the reporting period.

	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts	$22,996,037	$—	$—	$22,996,037
Common Stock	13,233,842	—	—	13,233,842
Master Limited Partnerships	34,851,037	—	—	34,851,037
Royalty Trusts	3,990,737	—	—	3,990,737
Business Development Companies	10,304,701	—	—	10,304,701
Investment Companies	19,170,435	—	—	19,170,435
Short Term Investments	6,340,978	—	—	6,340,978
Total Investments in Securities	$110,887,767	$—	$—	$110,887,767

See the Schedule of Investments for the investments detailed by industry classification.

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

3.DISTRIBUTION PLAN

The Trust has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class A shares.  The Plan is designed to compensate the Fund’s distributor, advisor, or others for certain promotional and other sales related costs and for providing related services.  The Fund paid a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A in regards to qualified expenses under the Plan.  The Plan may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees.  For the year ended December 31, 2013, Class A of the Fund incurred $247,368 of expenses pursuant to the Plan.

4.INVESTMENT ADVISOR AND OTHER AFFILIATES

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Innovator Management LLC (the “Advisor”).  The Advisory Agreement provides for advisory fees computed daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets.  The Advisor has appointed Trust & Fiduciary Management Services, Inc., sub-advisor to serve as portfolio manager of the Fund.  The Advisor will be responsible for compensating the sub-advisor for its services to the Fund.

Under the terms of an Expense Limitations Agreement, the Advisor has contractually agreed, through April 30, 2014, to waive its advisory fees and/or assume as its own expense, certain expenses otherwise payable by the Fund to the extent necessary to ensure that net annual fund operating expenses (excluding any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired Fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other extraordinary expenses) do not exceed 1.10% of average daily net assets for both Class A and Class I.  Pursuant to its expense limitation agreement for the Fund, the Advisor is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and expense payments, to the extent that such recoupment by the Advisor will not cause the Fund to exceed any applicable expense limitation that was in place for the Fund when the fees were waived or expenses were paid. For the year ended December 31, 2013, the Advisor waived $214,017 of its advisory fees and did not recoup any of its waived fees.

5.INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, purchases and sales of investment securities, other than short-term investments and short-term U.S. Government obligations were as follows:

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

Innovator Matrix
Income® Fund
Purchases:
U.S. Government	$—
Other	119,140,059
Sales:
U.S. Government	$—
Other	86,626,318

6. FEDERAL INCOME TAX INFORMATION

At December 31, 2013, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Innovator Matrix
Income® Fund
Cost of Investments	$112,756,433
Gross Unrealized Appreciation	$6,141,025
Gross Unrealized Depreciation	(8,009,691)
Net Unrealized Appreciation/
(Depreciation) on investments	$(1,868,666)

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Innovator Matrix
Income® Fund
Accumulated Capital and Other Losses	$—
Undistributed Ordinary Income	480,249
Unrealized Appreciation/
(Depreciation) on Investments	(1,868,666)
Total Accumulated Loss	$(1,388,417)

At December 31, 2013, the Fund did not defer any post-October losses.

At December 31, 2013, the Fund had capital loss carryforwards expiring as indicated below:

Indefinite Short-Term	$—
Indefinite Long-Term	$—

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

The tax character of distributions paid by the Fund during the fiscal periods ended December 31, 2013 and 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$4,991,305	$3,734,034
Long-Term Capital Gains	—	—
Return of Capital	—	—
Total Distributions Paid	$4,991,305	$3,734,034

7.OFFERING PRICE PER SHARE

The public offering price for Class A of the Fund is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75%.  Sales charges are not an expense of the Fund and are not reflected in the financial statements.  The public offering price for Class I of the Fund is the net asset value.

8.REDEMPTION FEE

Shares of the Fund sold or exchanged within 90 days of purchase will be assessed a redemption fee of 2.00%.  The redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any costs associated with fluctuations in Fund assets levels and cash flow caused by short-term shareholder trading.  The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions.

ACADEMY FUNDS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Academy Funds Trust and
Shareholders of
Innovator Matrix Income® Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Innovator Matrix Income Fund, a series of shares of Academy Funds Trust (the “Trust”), as of December 31, 2013 and the related statement of operations, the statements of changes in net assets and the financial highlights for the period then ended and for the period January 31, 2012 (commencement of operations) to December 31, 2012.  These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Innovator Matrix Income Fund as of December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended and for the period January 31, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2014

ACADEMY FUNDS TRUST

Additional Information

1.ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Number of
Portfolios
in Fund
			Principal	Complex	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Address	Held with	of Time	During Past	by Trustee	Held by Trustee
and Age	the Trust	Served*	Five Years	or Officer	or Officer

Interested Trustee
David Jacovini(1)	President,	President	President,	1	None
123 South Broad Street,	Treasurer	and	Innovator
Suite 1630	and Trustee	Treasurer	Management
Philadelphia, PA 19109		Since	LLC, Since 2011;
Age: 37		2007;	Chief Executive
		Trustee	Officer, Academy
		Since	Asset Management
		2009	LLC, Since 2007.

Independent Trustees
Oliver St. Clair	Chairman	Since	Vice Chairman,	1	Board Member,
Franklin OBE	and Trustee	2007	Electronic Ink, Since		Dynamis Therapeutics
123 South Broad Street,			2009; Honorary		(biotech research);
Suite 1630			British Consul		Board of Advisors, The
Philadelphia, PA 19109			(UK Diplomatic		Genisys Group
Age: 68			Representative in		(software development;
			Philadelphia), Since		BPO outsourcing);
			1998; President and		Board of Directors,
			CEO, International		The Greater
			House Philadelphia		Philadelphia Chamber
			(programming and		of Commerce; Chair,
			lodging for		City Fellows, Inc.
			international students),		(search firm for UK
			2003 to 2008.		financial services
firms).

ACADEMY FUNDS TRUST

Additional Information (Continued)

Number of
Portfolios
in Fund
			Principal	Complex	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Address	Held with	of Time	During Past	by Trustee	Held by Trustee
and Age	the Trust	Served*	Five Years	or Officer	or Officer

Russell R. Wagner	Trustee	Since	Executive Vice	1	Board Member,
123 South Broad Street,		2007	President –		Philadelphia Parking
Suite 1630			Finance, CFO		Authority, Holy
Philadelphia, PA 19109			and Treasurer		Redeemer Ambulatory
Age: 56			Holy Redeemer		Surgery Center,
			Health System,		LLC, and HRH
			Since 1994.		Management
Corporation;
Chairman of the
Board, Liberty
Community
Development
Corporation.

Michael D. Gries	Vice	Vice	CCO of Academy	1	None
123 South Broad Street,	President,	President	Asset Management
Suite 1630	Chief	Since	LLC, Since 2009;
Philadelphia, PA 19109	Compli-	2007;	CCO of Innovator
Age: 39	ance	Chief	Management LLC,
	Officer and	Compli-	Since 2011;
	Secretary	ance	Operations Manager,
		Officer	Academy Asset
		and	Management LLC,
		Secretary	Since 2007.
Since
2009

(1)	David Jacovini is deemed to be an interested person of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.
*	The Fund’s Trustees serve for an indefinite term until their resignation, death or removal. The Fund’s officers are elected annually by the Board and serve at the Board’s pleasure.

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 1-877-386-3890.

ACADEMY FUNDS TRUST

Discussion Regarding Approval of Investment Advisory Agreement

At a meeting held on September 16, 2013 (the “Meeting”), the Board of Trustees (the “Board”), including a majority of its independent Trustees, approved the renewal of the Investment Advisory Agreement with Innovator Management LLC (the “Adviser”) and Sub-Advisory Agreement between the Adviser and Trust & Fiduciary Management Services, Inc. (the “Sub-Adviser”) for the Innovator Matrix Income Fund (the “Fund”).

In considering information relating to the approval of the continuation of the Fund’s Investment Advisory and Sub-Advisory Agreements (collectively, the “Agreements”), the Board received assistance and advice from counsel and was provided with a written description of their responsibilities in approving the continuation of investment advisory agreements.  Although the Board gave attention to all information furnished, the following discussion identifies the primary factors taken into account by the Board during its contract renewal considerations.

In making its decision, the Board considered information provided in connection with the Agreements, which included materials provided by the Adviser concerning, among other things, the nature, extent and quality of services provided to the Fund, and the costs of such services to the Fund.  In addition to information prepared specifically for the Meeting, the Board also considered information reviewed throughout the preceding year at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses.  In addition, reports were provided to the Board that included independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization, and Morningstar, Inc. (“Morningstar”).  The Lipper and Morningstar reports compared the Fund’s investment performance and expenses with a universe of domestic moderate allocation mutual funds.

With respect to the nature, extent and quality of services provided by the Adviser and the Sub-Adviser, the Board considered the services historically provided by the Adviser and the Sub-Adviser to the Fund and its shareholders.  The Board also considered the Adviser’s oversight of the Sub-Adviser; the Adviser’s efforts to market the Fund; the Adviser’s compliance with the Fund’s investment objective, strategies and restrictions in managing the Fund on a day-to-day basis; the Sub-Adviser’s portfolio management research and direction; and the compliance with the Fund’s code of ethics.  The Board was comfortable with the current staffing of the Adviser and Sub-Adviser and the emphasis placed on research in the investment process as evidenced by reports provided to the Board during the course of the year.  The Trustees considered the quality of the portfolio management services that the Sub-Adviser provided to the Fund; and the depth, experience and demonstrated consistency in investment approach of the Sub-adviser.  The Board concluded that it was satisfied with the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser.

ACADEMY FUNDS TRUST

Discussion Regarding Approval of Investment Advisory Agreement
(Continued)

With respect to the Fund’s investment performance, the Trustees reviewed the Fund’s performance compared to both its Morningstar peer group and relative benchmark indices over one-year and year-to-date periods.  The Trustees considered factors, including but not limited to the Sub-Adviser’s management style and overall market conditions that had affected the performance of the Fund relative to its benchmarks.  The Board concluded that the Fund had been performing reasonably during its first two years of operations.

The Board carefully considered the Adviser’s advisory fee and compared it to the advisory fees charged by other moderate allocation funds within the Fund’s comparative Lipper and Morningstar peer groups.  The Board also considered the Fund’s expense ratio relative to the expense ratios of other funds within the Fund’s peer group.  The Board acknowledged the Adviser’s willingness to continue to waive fees and/or reimburse expenses in order to cap the costs paid by Fund shareholders, and the effect of such commitment on the Adviser’s profitability based on information presented orally to the Board.  The Board also considered the sub-advisory fee paid to the Sub-Adviser by the Adviser.  Following additional discussion, the Board concluded that it was satisfied with the nature, extent and quality of services provided by the Adviser and the Fund’s overall level of fees and expenses.

The Trustees considered whether there are any “fall out” or ancillary benefits that may accrue to the Adviser or the Sub-Adviser as a result of their relationship with the Fund.  Based on the information provided, the relative small size of the Fund, and its limited performance record, the Trustees concluded that there did not appear to be any significant benefits in this regard.

Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of the Adviser’s and the Sub-Adviser’s services and that the Adviser and the Sub-Adviser have the ability to continue to provide these services based on their respective experience, operations and resources.  After evaluation of the performance, fee and expense information, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser, the Trustees determined the level of fees to be paid to the Adviser and the Sub-Adviser to be reasonable.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

TAX NOTICE

The percentage of dividend income distributed for the year ended December 31, 2013, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, was 41.02% for the Innovator Matrix Income® Fund.  39.86% of the dividends paid by the Innovator Matrix Income® Fund qualify for the corporate dividends received deduction.  For the year ended December 31, 2013, 4.80% of the ordinary income distributions paid by the Innovator Matrix Income® Fund were designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

PROXY VOTING POLICIES AND PROCEDURE

The Fund’s Proxy Voting Policies and Procedures are available without charge, upon request, by calling 1-877-386-3890 and on the SEC’s website at www.sec.gov.  Information relating to how the Fund voted proxies relating to portfolio securities held during the period ended June 30, 2013 is also available on the SEC’S website at www.sec.gov.

INFORMATION ABOUT PORTFOLIO SECURITIES

The Fund’s complete schedule of portfolio holdings for the first and third quarters is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-877-386-3890, or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

In order to reduce expenses, the Fund delivers one copy of an annual/semi-annual report, prospectus and/or proxy statement on behalf of two or more shareholders at a shared address (householding).  If you do not wish to participate in householding, please indicate this preference on your new account application (if you are opening a new account) or call 1-877-FUND890 (877-386-3890) to change the status of your existing account.  You may change your status at any time.

ELECTRONIC DELIVERY OF SHAREHOLDER DOCUMENTS

You may choose to receive the Academy Funds Trust prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial adviser.

INVESTMENT ADVISOR

Innovator Management LLC
123 South Broad Street, Suite 1630
Philadelphia, PA 19109

INVESTMENT SUB-ADVISOR

Trust & Fiduciary Management Services, Inc.
50 Federal Street, 6th Floor
Boston, MA 02110

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the Registrant’s Form N-CSR filed March 06, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Russell Wagner is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years.  “Audit fees” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related fees” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax fees” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2013	FYE 12/31/2012
Audit Fees	$14,500	$14,500
Audit-Related Fees
Tax Fees	$2,500	$2,500
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were as follows:

	FYE 12/31/2013	FYE 12/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2013	FYE 12/31/2012
Registrant	$2,500	$2,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant's Form N-CSR Filed March 6, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Academy Funds Trust

By (Signature and Title)*       /s/ David Jacovini
David Jacovini, President

Date     3/3/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ David Jacovini
David Jacovini, President & Treasurer

Date     3/3/2014

* Print the name and title of each signing officer under his or her signature.